SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  May 14, 2002
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


              3 High Ridge Park, Stamford, CT                    06905
          --------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)


                                 (203) 614-5600
                                 ---------------
              (Registrant's telephone number, including area code)


                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events.

Electric Lightwave, Inc. reported financial results for the quarter ended March 31, 2002 in a joint press release with Citizens Communications Company released May 14, 2002.

Item 7.  Financial Statements, Exhibits

         (c) Exhibits

               99.1 Financial schedule of Electric Lightwave, Inc. released May 14, 2002 presenting earnings for the quarter ended March 31, 2002.

                            Electric Lightwave, Inc.
                      Selected Financial and Operating Data
                    (In thousands, except per share amounts)

                                                                                     Three Months Ended
 Statement of Operations                                                    3/31/2002     12/31/2001      3/31/2001
                                                                         -------------  -------------  -------------
 Revenue:
     Network Services                                                     $    23,787    $    23,372    $    25,768
     Local Telephone Services                                                  12,933         15,177         21,797
     Long Distance Services                                                     3,082          2,980          3,084
     Data Services                                                              8,348          8,790         11,913
                                                                         -------------  -------------  -------------
               Total Revenues                                                  48,150         50,319         62,562
                                                                         -------------  -------------  -------------

 Operating Expenses:
     Network Access                                                            13,594         20,775         16,731
     Operations                                                                11,846         10,778         12,142
     Selling, General and Administrative                                       20,195         18,109         29,161
     Severance Expense                                                             43             62          1,235
     Depreciation and Amortization                                             19,652         20,375         18,894
                                                                         -------------  -------------  -------------
               Total Operating Expenses                                        65,330         70,099         78,163
                                                                         -------------  -------------  -------------

 Loss from Operations                                                         (17,180)       (19,780)       (15,601)

 Interest Expense and Other                                                    26,339         25,943         21,930
                                                                         -------------  -------------  -------------

     Net Loss Before Income Taxes                                             (43,519)       (45,723)       (37,531)

 Income Tax Expense                                                                52            705            163
                                                                         -------------  -------------  -------------

     Net Loss Before Cumulative Effect of Change in Accounting Principle      (43,571)       (46,428)       (37,694)

 Cumulative Effect of Change in Accounting Principle                           39,812              -              -
                                                                         -------------  -------------  -------------

     Net Loss                                                             $   (83,383)   $   (46,428)   $   (37,694)
                                                                         =============  =============  =============

     EBITDA                                                               $     2,472    $       595    $     3,293
                                                                         =============  =============  =============

 Weighted Average Shares Outstanding                                           51,266         51,145         50,759

 Net Loss Per Share Before Cumulative Effect of Change in Accounting
  Principle:
     Basic                                                                $     (0.85)   $     (0.91)   $     (0.74)
     Diluted                                                              $     (0.85)   $     (0.91)   $     (0.74)

 Net Loss Per Common Share:
     Basic                                                                $     (1.63)   $     (0.91)   $     (0.74)
     Diluted                                                              $     (1.63)   $     (0.91)   $     (0.74)


 Selected Financial Data
 Gross Property Plant & Equipment
     Owned or under capital lease                                         $ 1,038,946    $ 1,037,349    $   983,041
     Under operating lease (1)                                                108,541        108,541        108,541
                                                                         -------------  -------------  -------------
     Total                                                                $ 1,147,487    $ 1,145,890    $ 1,091,582


 Selected Operating Data
 Route Miles (2)                                                                7,219          6,754          5,924
 Fiber Miles (2)                                                              362,624        354,083        296,173
 Employees                                                                        810            823          1,031
 Customers                                                                      2,247          2,243          2,228


(1) Facilities under an operating lease agreement under which we have the option to purchase the facilities at the end of the lease term.

(2) Route and Fiber miles also include those to which we have exclusive use pursuant to license and lease arrangements.

                                   Signature
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            ELECTRIC LIGHTWAVE, INC.
                            ------------------------
                                  (Registrant)


                              By: /s/ Robert J. Larson
                                  ------------------------------------------
                                  Robert J. Larson
                                  Vice President and Chief Accounting Officer

Date: May 14, 2002